Exhibit 10.35

NOVATION AGREEMENT

This Novation Agreement ("Agreement") is made as of January 1, 2026, by and among:

1. **COOLPAD GLOBAL INC.**, a company incorporated under the laws of Cayman Island ("The Lessor" or "Machine Provider");
2. **XCENTZ LIMITED**, a company incorporated under the laws of Hong Kong ("Xcentz" or "Original Lessee"); and
3. **COOLPAD TECHNOLOGIES CA, INC.**, a company incorporated under the laws of Ontario, Canada ("Coolpad CA").
4. **COOLPAD TECHNOLOGIES INC.**, a company incorporated under the laws of State of Delaware ("Coolpad US", and together with Coolpad CA, the "New Lessees").

The Lessor, Xcentz and the New Lessees are sometimes referred to herein individually as a "Party" and collectively referred to as the "Parties".

WHERAS:

A. The Lessor and Xcentz entered into a Computer Server Lease Agreement dated October 1, 2024 (the "Original Lease Agreement"), pursuant to which Lessor agreed to lease to Xcentz computer servers having a combined bitcoin-mining hashrate capacity of not less than 1500 PH/s (the "Equipment").

B. Xcentz wishes to be released from its obligations and liabilities under the Original Lease Agreement, and Lessor is willing to grant such release, provided that the New Lessees jointly and severally assume and perform all of Xcentz's rights, obligations and liabilities under the Original Lease, with (i) Coolpad CA responsible for 354 PH/s of hashrate and the corresponding lease payments, and (ii) Coolpad US responsible for 1,146 PH/s of hashrate and the corresponding lease payments, in each case on and subject to the terms set forth herein and in the Original Lease Agreement.

C. The Lessor agrees to release of Xcentz and take Coolpad CA and Coolpad US as the new Lessee under the Original Agreement.

NOW, THEREFORE, the Parties agree as follows:

1. Novation and Assumption

1.1 Effective as of the Effective Date: (a) Original Lessee is irrevocably released and discharged from all of its rights, obligations and liabilities under the Original Lease; and (b) The New Lessees jointly and severally assume and become bound by all of Original Lessee's rights, obligations and liabilities under the Original Lease as if each New Lessee had originally been named as "Lessee" therein, PROVIDED THAT: (i) Coolpad CA shall be solely responsible for all lease fees, electricity charges and other amounts attributable to 354 PH/s of the Equipment; and (ii) Coolpad US shall be solely responsible for all lease fees, electricity charges and other amounts attributable to 1,146 PH/s of the Equipment.

1.2 Lessor hereby consents to the release of Original Lessee and the assumption by the New Lessees of Original Lessee's rights and obligations under the Original Lease on the terms set forth herein.

2. **Confirmation of Original Lease Agreement**

Except as expressly modified by this Agreement, all terms, conditions and provisions of the Original Lease shall continue in full force and effect and are hereby ratified and confirmed by the Parties. From and after the Effective Date, any reference in the Original Lease to "Lessee" shall be deemed to refer to the New Lessees jointly and severally, subject to the hashrate allocation set forth in Section 1.1(b).

3. **Payment Allocation**

All invoices for lease fees and electricity charges shall be issued by Lessor to the New Lessees separately in accordance with the hashrate split (354 PH/s to Coolpad CA and 1,146 PH/s to Coolpad US). Each New Lessee shall pay the portion of any amount due that is attributable to its allocated hashrate directly to Lessor in accordance with the payment terms of the Original Lease.

4. **Counterparts**

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have executed this Novation Agreement as of the date first written above.

SIGNED for and on behalf of COOLPAD GLOBAL INC.

For and on behalf of Coolpad Global Inc

By: ______________________

Authorized Signature(s)

Title: Director

Date: January 1, 2026

SIGNED for and on behalf of XCENTZ LIMITED

For and on behalf of Xcentz Limited

By: 徐明毅 Mingyi XU

Authorized Signature(s)

Title: ______________________

Date: January 1, 2026

SIGNED for and on behalf of COOLPAD TECHNOLOGIES CA, INC.

By: Ke Jie Peng

Title: Director

Date: January 1. 2026.

SIGNED for and on behalf of COOLPAD TECHNOLOGIES INC.

By: Fei Ma

Title: Director

Date: January 1. 2026.